                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CYCOMM INTERNATIONAL INC.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                           CYCOMM INTERNATIONAL INC.
                        1420 SPRINGHILL ROAD, SUITE 420
                                MCLEAN, VA 22102

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 5, 1998

To the Stockholders of CYCOMM INTERNATIONAL INC.

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Cycomm International Inc. (the "Company"), will be held at The Ritz Carlton, Tysons Corner, 1700 Tysons Boulevard, McLean, Virginia on Friday, June 5, 1998, at 10:00 a.m., local time, to consider and act upon the following matters:

          (1) election of four (4) members of the Board of Directors;

          (2) approval of the selection of independent auditors for the 1998 fiscal year; and

          (3) transaction of such other business as may properly be brought before the meeting, or any adjournment thereof.

Stockholders of record at the close of business on April 24, 1998, are entitled to notice of, and to vote at the meeting, and any adjournment thereof.

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

     The By-laws of the Company require that owners of a majority of the outstanding shares of Common Stock of the Company entitled to vote be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. It is important that your shares be represented at the Meeting in person or by proxy.

McLean, Virginia
May 1, 1998

                                          CYCOMM INTERNATIONAL INC.

                                          Rick E. Mandrell, Secretary

                           CYCOMM INTERNATIONAL INC.
                        1420 Springhill Road, Suite 420
                             McLean, Virginia 22102

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 5, 1998

                SOLICITATION, REVOCATION AND EXERCISE OF PROXIES

     The accompanying proxy is solicited on behalf of the Board of Directors of Cycomm International Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the time, place and for the purposes set forth in the foregoing notice. In addition to the original solicitation by mail, proxies may be solicited by personal interview, telephone, telefax and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. The Company will bear the cost of this solicitation of proxies. Proxy solicitation will commence with the mailing of this Proxy Statement on or about May 1, 1998.

     Any stockholders giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to the Company's principal executive offices as follows: Cycomm International Inc., 1420 Springhill Road, Suite 420, McLean, Virginia 22102, Attn: Secretary. Shares represented by duly executed proxy received prior to the meeting will be voted in accordance with the instructions indicated in the proxy.

                                 VOTING RIGHTS

     At the close business on April 24, 1998, the record date set for the determination of the stockholders of the Company entitled to notice of and to vote at the Meeting, the Company had outstanding and entitled to vote 10,053,257 shares of Common Stock, without par value per share. Each share of Common Stock is entitled to one vote as to each matter referred to in the accompanying Notice. The affirmative vote of a majority of the votes cast at the Meeting is required for approval of each such matter, except the election of directors, who will be elected if they receive a plurality of the votes cast.

     No stockholder of the Company has any rights of appraisal or similar dissenter's rights under the laws of the State of Wyoming with respect to any of the matters referred to in the Notice accompanying this Proxy Statement. Cumulative voting for directors is not authorized.

     The Board of Directors of the Company unanimously recommends that the stockholders vote FOR the nominees for election to the Board of Directors and each of the other matters referred to in the Notice accompanying this Proxy Statement. Shares of Common Stock represented by the Proxy shall be voted in accordance with the specifications made by a stockholder. If no specifications are made, unless contrary instructions are indicated on the Proxy, it is the intention of the persons named in the Proxy to vote the shares of Common Stock represented by the Proxy as follows:

     FOR the election of the nominees to the Board of Directors;

     FOR approval of the election of the Company's independent auditors for the succeeding fiscal year; and

     In their best judgment on any other business properly to come before the Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth information as of March 1, 1998 with respect to: (i) the stock ownership of persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock (Table I); and, (ii) shares of the Company's Common Stock beneficially owned by all directors and the nominees and by directors and officers of the Company as a group (Table II):

                                    TABLE I

                                                                                       PERCENT
                    NAME AND ADDRESS OF                       AMOUNT AND NATURE OF       OF
                      BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP   CLASS(1)(2)
                    -------------------                       --------------------   -----------
XL Vision, Inc.,............................................        755,600(3)          7.2%
  a Safeguard Scientifics Inc.
  Partnership Company
  10305 102nd Terrace
  Sebastian, FL 32958
Bober & Co..................................................        716,667(4)          6.7%
  4 New York Plaza
  4th Floor
  New York, NY 10004

---------------
(1) Pursuant to applicable rules of the Securities and Exchange Commission, shares of Common Stock which were not outstanding as of March 1, 1998, but which were subject to issuance within 60 days of March 1, 1998, are deemed to be outstanding for purposes of computing the percentage ownership.

(2) Beneficial owners have sole voting and investment powers with respect to shares of Common Stock actually held on March 1, 1998, except where indicated otherwise.

(3) Includes stock purchase warrants, which are currently exercisable, to acquire an aggregate of 500,000 shares.

(4) Includes convertible debt, which is currently convertible, to acquire a maximum of 666,667 shares. Also includes stock purchase warrants, which are currently exercisable, to acquire an aggregate of 50,000 shares.

                                    TABLE II

                                                                                       PERCENT
                          NAME OF                             AMOUNT AND NATURE OF       OF
                      BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP   CLASS(1)(2)
                      ----------------                        --------------------   -----------
Albert I. Hawk..............................................         493,818(3)          4.7%
Hubert Marleau..............................................          44,076(4)           *
Rick E. Mandrell............................................         404,335(5)          3.9%
Lt. Gen. Thomas P. Stafford.................................         128,734(6)          1.3%
Michael R. Skoff............................................          86,911(7)           *
All officers and Directors as a group (5 persons)...........       1,157,874            10.6%

---------------
 *  Represents beneficial ownership of less than one percent.

(1) Pursuant to applicable rules of the Securities and Exchange Commission, shares of Common Stock which were not outstanding as of March 1, 1998, but which were subject to issuance within 60 days of March 1, 1998, are deemed to be outstanding for purposes of computing the percentage ownership.

(2) Beneficial owners have sole voting and investment powers with respect to shares of Common Stock actually held on March 1, 1998, except where indicated otherwise.

(3) Includes stock options, which are currently exercisable, to acquire an aggregate of 400,000 shares.

(4) Includes stock options, which are currently exercisable, to acquire an aggregate of 30,000 shares.

(5) Includes stock options, which are currently exercisable, to acquire an aggregate of 320,000 shares, and 10,000 shares owned by a trust of which Mr. Mandrell is a trustee.

(6) Includes stock options, which are currently exercisable, to acquire an aggregate of 20,000 shares.

(7) Includes stock options, which are currently exercisable, to acquire an aggregate of 75,000 shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and related regulations of the Securities and Exchange Commission (the "SEC") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file by specific dates with the SEC initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) of the equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company is required to report in this proxy statement any failure of its directors and executive officers to file by the relevant due date any of these reports during the preceding fiscal year.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than 10% beneficial owners were satisfied, except as follows:

     Lt. Gen. Thomas P. Stafford, a director of the Company, filed a Form 4 on January 9, 1998 related to four (4) open market purchases which was required to be filed on July 10, 1997; and, filed a Form 4 on January 9, 1998 related to five (5) open market purchases which was required to be filed on December 10, 1997.

     Albert I. Hawk, an executive officer of the Company, filed a Form 4 on May 27, 1997 related to one (1) open market purchase which was required to be filed on May 10, 1997; and, filed a Form 4 on November 12, 1997 related to one (1) open market purchase which was required to be filed on November 10, 1997.

                      NOMINATION AND ELECTION OF DIRECTORS
                                    (ITEM 1)

     It is proposed to elect four directors at the meeting, all of whom are currently directors, who will serve until the next Annual Meeting of Stockholders or until a successor shall have been elected and qualified.

     It is the intention of the parties named in the enclosed proxy to vote the shares represented thereby for the election of the nominees indicated below unless the proxy is marked otherwise. Each nominee has agreed to serve as a director if elected, and the Company has no reason to believe that any nominee will be unable to serve. The persons named in the accompanying proxy may act with discretionary authority to vote for a new management nominee should any nominee named in the Proxy Statement become unavailable for election, although management is unaware of any circumstances likely to render any nominee unavailable for election. The election of directors will require the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote thereon.

NOMINEES FOR DIRECTOR

     Set forth below is certain information concerning the nominees for election as directors of the Company at the Annual Meeting, including the business experience of each during at least the past five years and the age of each nominee at December 31, 1997.

     ALBERT I. HAWK, 38, is the Chairman of the Board of Directors, President and Chief Executive Officer of the Company since May 1996. From 1993 to May 1996, Mr. Hawk was Managing Director of Corstone Corporation, a private merchant banking and professional services firm specializing in telecommunications and information technologies. Mr. Hawk has invested in and served as an executive officer and director of numerous high growth companies. During the past five years, Mr. Hawk served as a director and executive officer of Gulf USA Corporation, Nycal Corporation and Sunlite, Inc.

     HUBERT R. MARLEAU, 49, has served as a director since November 1993 and serves as president and Chief Executive Officer of Palos Capital Corp. since January 1998. Mr. Marleau was a founder and Chairman and Chief Executive Officer of Marleau Lemire Inc. from January 1989 to December 1997. Mr. Marleau serves on the Boards of numerous public and private companies, including Cinar Films Inc., Herzfeld Caribbean Basin Fund Inc., Liquidation World Inc., Uni-Select Inc., US Global Strategies Fund Ltd. and US Masters Holding Ltd.

     RICK E. MANDRELL, 48, Chief Operating Officer and Secretary of the Company and President of Cycomm Corporation, has been a director since October 1995. Mr. Mandrell was President of Willman Capital Corporation from 1992 to 1995 and President of Willman Group Inc., from 1990 to 1991. Mr. Mandrell has an extensive operational background which included serving as a divisional manager of DBA Systems Inc., a high growth information technology company.

     LT. GEN. THOMAS P. STAFFORD (USAF-Retired), 67, has served as a director since November 1996 and is the Vice Chairman of Stafford, Burke & Hecker. After serving as an astronaut and piloting Gemini VI and commanding Gemini IX and Apollo X, the first lunar module flight to the moon, Gen. Stafford retired in 1979 from the U.S. Air Force as Deputy Chief of Staff for Research, Development and Acquisition. Gen. Stafford serves on the Boards of numerous public and private companies, including Allied Signal Inc., CMI, Inc., Seagate Technologies, Tremont Inc., Wheelabrator Technologies, Inc., Timet, Inc. and Tracer, Inc.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has established an Audit Committee, which committee's functions include reviewing internal controls and recommending to the Board of Directors the engagement of the Company's independent auditors, reviewing with such auditors a plan and results of their examination of the financial statements, and determining the independence of such accountants. The Audit Committee is composed solely of directors who are not officers or employees of the Company. Mr. Marleau and Gen. Stafford are the current members of the Audit Committee.

     The Board of Directors has also established a Compensation Committee, composed of Mr. Marleau and Gen. Stafford, who are responsible for setting compensation policy for all employees.

     The Board of Directors has not established a Nominating Committee. The functions typically associated with such committee are performed by the full board.

     During the Company's 1997 fiscal year ended December 31, 1997, the Board of Directors held three (3) formal meetings in person or by telephone conference and several informal meetings. Members of the Board of Directors are provided with information between meetings regarding the operations of the Company and are consulted on an informal basis with respect to pending business. During the 1997 fiscal year, the Audit Committee held one (1) formal meeting and the Compensation Committee held one (1) formal meeting. Each of the incumbent directors attended no fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the 1997 fiscal year (for the period during which he was a director) and (ii) the total number of meetings held by any committee of the Board of Directors on which he served (during the periods that he served).

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     Albert I. Hawk, is the Chairman, President and Chief Executive Officer. For more information about Mr. Hawk, see the appropriate description under the above caption "Nominees for Directors".

     Rick E. Mandrell, is the Chief Operating Officer and Secretary. For more information about Mr. Mandrell, see the appropriate description under the above caption "Nominees for Directors".

     Michael R. Skoff, 35, is the Chief Financial Officer and has served since February 1997. From April 1994 to February 1997, Mr. Skoff was Managing Director of Corstone Corporation, a private merchant banking and professional services firm specializing in telecommunications and information technologies. From January 1991 to April 1994, Mr. Skoff served in various financial executive positions for several affiliated public companies, including Nycal Corp., Gulf USA and Sunlite, Inc.

EXECUTIVE OFFICER COMPENSATION

     The following table sets forth for the fiscal year ended December 31, 1997, the compensation paid by the Company to all persons serving as Chief Executive Officer, and each of its executive officers whose compensation exceeded $100,000 for the fiscal year ended December 31, 1997:

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                       ANNUAL COMPENSATION                 COMPENSATION
                         -----------------------------------------------   ------------
  NAME AND PRINCIPAL                                      OTHER ANNUAL                        ALL OTHER
       POSITION          YEAR     SALARY($)   BONUS($)   COMPENSATION($)    OPTIONS(#)    COMPENSATION($)(4)
  ------------------     ----     ---------   --------   ---------------   ------------   ------------------
Albert I. Hawk.........  1997     $180,000         --       $  6,000         200,000            $  930
  President and Chief    1996(1)   105,000    $25,000          3,500         150,000                --
  Executive Officer      1996(2)     7,500         --            250         250,000                --
Peter Hickey...........  1997           --         --       $125,000(3)           --                --
  Former President and   1996(1)        --         --             --              --                --
  Chief Executive
  Officer                1996(2)  $172,500         --        125,000(3)      200,000                --
Rick E. Mandrell.......  1997     $125,000    $25,000             --         300,000            $3,125
  Chief Operating
  Officer                1996(1)    72,917         --             --         120,000                --
  and Secretary          1996(2)   125,000     25,000             --              --                --
Michael R. Skoff.......  1997     $105,417         --       $  2,750         150,000            $  590
  Chief Financial
  Officer                1996(1)        --         --             --          25,000                --
                         1996(2)        --         --             --              --                --

---------------
(1) Due to the Company's change in fiscal year end from May 31 to December 31, amount represents the seven month transition period ended December 31, 1996.

(2) Due to the Company's change in fiscal year end from May 31 to December 31, amount represents the twelve month period ended May 31, 1996.

(3) Represents severance payments made on May 14, 1997 and May 15, 1996.

(4) Includes amounts contributed by the Company to the 401(k) Plan. The Company contributes an amount equal to 50% of the eligible employees contribution to the 401(k) Plan, not to exceed 3% of the employees earnings.

     The Company presently has not granted any stock appreciation rights, has no long-term incentive programs, and has no defined benefit plan.

STOCK OPTIONS

     The Company from time to time grants stock options to certain officers, directors, employees and others whose services and support the Company wishes to reward. These options are granted outside of and are not a part of the Option Plan, and are granted at fair market value of the underlying shares or the date of grant.

     The following table sets forth information with respect to options granted to officers during the fiscal year ended December 31, 1997:

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                 % OF TOTAL                                    ANNUAL
                                  NUMBER OF       OPTIONS                               RATES OF STOCK PRICE
                                   SHARES        GRANTED TO                                 APPRECIATION
                                 UNDERLYING     EMPLOYEES IN   EXERCISE                    FOR OPTION TERM
                                   OPTIONS         FISCAL        PRICE     EXPIRATION   ---------------------
             NAME               GRANTED(#)(1)     YEAR(2)      ($/SHARE)      DATE         5%          10%
             ----               -------------   ------------   ---------   ----------   ---------   ---------
Albert I. Hawk................     200,000         14.3%         $2.50        6/1/02          --    $  2,479
Rick E. Mandrell..............     100,000          7.2%         $2.50        6/1/02          --    $  1,240
                                   200,000         14.3%         $2.00      11/20/02          --    $102,479
Michael R. Skoff..............      50,000          3.6%         $3.31        2/1/02          --    $     --
                                   100,000          7.2%         $2.00      11/20/02          --    $ 51,240
Hubert R. Marleau.............      20,000          1.4%         $2.50        6/1/02          --    $    248
                                    10,000          0.7%         $2.00      11/20/02          --    $ 5 ,124
Thomas P. Stafford............      20,000          1.4%         $2.50        6/1/02          --    $    248
                                    10,000          0.7%         $2.00      11/20/02          --    $  5,124

---------------
(1) These options are granted outside of and are not part of the Option Plan. The shares issued upon the exercise of the options are restricted and may not be sold unless registered or are exempt from registration therefrom.

(2) The Company granted options totaling 1,395,000 shares to employees in the fiscal year ended December 31, 1997.

     The following table sets forth information with respect to options exercised by officers in the fiscal year ended December 31, 1997 and the value of such officers' unexercised options at December 31, 1997.

                  AGGREGATED OPTIONS EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SHARES UNDERLYING      VALUE OF UNEXERCISED IN-
                              SHARES                       UNEXERCISED OPTIONS AT            THE-MONEY OPTIONS
                             ACQUIRED                        FISCAL YEAR-END(#)            AT FISCAL YEAR-END($)
                                ON           VALUE      -----------------------------   ----------------------------
           NAME             EXERCISE(#)   REALIZED($)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----             -----------   -----------   ------------   --------------   ------------   -------------
Albert I. Hawk............         --            --       400,000         200,000              --              --
Rick E. Mandrell..........         --            --       320,000         100,000              --              --
Michael R. Skoff..........         --            --        75,000         100,000              --              --
Hubert R. Marleau.........         --            --        30,000          30,000              --              --
Thomas P. Stafford........         --            --        20,000          30,000              --              --

COMPENSATION OF DIRECTORS

     The Company currently does not provide for Director's fees to non-management directors. However, the Company does reimburse directors for all normal and customary expenses related to attending Board of Directors meetings.

EMPLOYMENT CONTRACTS

     The Company has entered into a written employment agreement with Albert I. Hawk for a term of two years beginning May 15, 1996. This contract provides for a minimum annual salary of $180,000, an automobile allowance and options set forth in the Stock Option Agreement dated April 23, 1996 and included in the Executive Summary Compensation Table. This agreement, as defined, may be terminated by either party upon three month's notice. In the event that Mr. Hawk's employment is terminated for any reason other than for willful misconduct, Mr. Hawk shall receive a lump sum payment equal to twelve (12) month's salary and benefits as defined.

     The Company has entered into a written employment agreement with Michael R. Skoff for a term of one year beginning February 1, 1997. This contract provides for a minimum annual salary of $115,000, an automobile allowance and options set forth in the Stock Option Agreement dated February 1, 1997 and included in the Executive Summary Compensation Table. This agreement, as defined, may be terminated by either party upon three month's notice. In the event that Mr. Skoff's employment is terminated for any reason other than for willful misconduct, Mr. Skoff shall receive a lump sum payment equal to six (6) month's salary and benefits as defined.

     The Company has entered into a written employment agreement with Rick E. Mandrell for a term of one year beginning November 20, 1997. This contract provides for a minimum annual salary of $125,000, an automobile allowance and options set forth in the Stock Option Agreement dated November 20, 1997 and included in the Executive Summary Compensation Table. This agreement, as defined, may be terminated by Mr. Mandrell upon one month's notice. In the event that Mr. Mandrell's employment is terminated for any reason other than for willful misconduct, Mr. Mandrell shall receive a lump sum payment equal to six
(6) month's salary and benefits as defined.

     The Company has entered into a written employment agreement with G.T. Gangemi for a term of one year beginning December 1, 1997. This contract provides for a minimum annual salary of $150,000, a minimum annual bonus of $25,000, a signing bonus of $20,000, an automobile allowance and 100,000 options set forth in the Stock Option Agreement dated December 1, 1997. This agreement, as defined, may be terminated by Mr. Gangemi upon notice. In the event that Mr. Gangemi's employment is terminated for any reason other than for willful misconduct, Mr. Gangemi shall receive a lump sum payment equal to six (6) month's salary and benefits as defined.

BENEFIT PLANS

     The Company has historically granted non-qualified stock options to directors, officers, employees and other parties which generally become exercisable immediately and have expiration terms ranging from two to five years. The options are granted at an exercise price that equals the fair market value on the date each option is granted.

     In November 1997, the Company adopted the 1997 Stock Option Plan ("1997 Plan") under which a maximum aggregate of 1,000,000 shares were reserved for grant to all eligible employees of the Company. The stock options granted under the 1997 Plan are exercisable at the fair market value of the common stock on the date of grant with 25% vesting on each of the four successive anniversary dates from the date of grant. The stock options have a term of ten years. In the year ended December 31, 1997, a total of 240,000 stock options under the 1997 Plan were granted and 760,000 stock options were available.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the terms of the acquisition of XLCC in March 1996, XLCC leases a manufacturing facility from an affiliate of XL Vision, Inc., the seller who is a current stockholder of the Company. Additionally, XLCC and XL Vision, Inc. provide certain administrative and manufacturing services to each other with services charged on a reasonable basis. During the year ended December 31, 1997, the seven months ended December 31, 1996 and the year ended May 31, 1996, XLCC incurred $900,085, $674,407 and $302,244, respectively, of rental expense and administrative services due to XL Vision, Inc. XL Vision, Inc. incurred $77,015, $277,219 and $111,532, respectively, of rental expenses and administrative services due to XLCC. The balance due to XL Vision, Inc. is $318,603 at December 31, 1997.

     In April 1997, the Company loaned certain officers, directors and employees an aggregate of $184,000 in order to purchase 92,000 shares of the Company's common stock in a private transaction. The loans are secured by the common stock, bear interest at 5.9% and are due April 30, 2000. At December 31, 1997, amounts outstanding under these loans total $172,354 in principal and $6,831 in accrued interest receivable.

     The Company retained the consulting services of Corstone Corporation which previously employed the current Chief Executive Officer and Chief Financial Officer. The current Chief Executive Office and Chief Financial Officer have no direct or indirect ownership interest in Corstone Corporation. These consulting services included financial, legal and administrative services. The consulting services had been provided to the Company during the twelve months ended December 31, 1997, the seven month period ended December 31, 1996 and the year ended May 31, 1996 both prior to and after the appointment of the current Chief Executive Officer on May 15, 1996. Consulting fees paid to this entity were $26,750, $150,000, and $329,000 during the twelve months ended December 31, 1997, the seven months ended December 31, 1996 and the year ended May 31, 1996, respectively. Additionally, a finder's fee of $150,000 was paid to this consulting firm in conjunction with the acquisition of XLCC in the year ended May 31, 1996.

     The Company paid management and consulting fees to entities affiliated with certain officers and directors in an amount $527,373 for the fiscal year ended May 31, 1996.

                       SELECTION OF INDEPENDENT AUDITORS
                                    (ITEM 2)

     Ernst & Young LLP, the Company's independent auditors, have audited the Company's consolidated financial statements for the fiscal year ended December 31, 1997 and have been nominated to audit the Company's consolidated financial statements for the year ended December 31, 1998. Ernst & Young LLP have served as the Company's independent auditors since 1986.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting on June 5, 1998, with the opportunity to make a statement if they wish to do so. Such representatives are also expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be presented for consideration at the Meeting. If any other business properly comes before the Meeting or any adjournment or adjournments thereof, the proxyholders will vote according to their best judgment insofar as each Proxy is not limited to the contrary.

                             STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the next Annual Meeting of Stockholders must be received by the close of business on February 1, 1999, and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals should be addressed to the Secretary, Cycomm International Inc., 1420 Springhill Road, Suite 420, McLean, Virginia 22102.

                            EXPENSES OF SOLICITATION

     The expense of preparing, printing and mailing this Proxy Statement and the Proxy will be borne by the Company. In addition to use of the mails, Proxies may be solicited by Directors and officers of the Company, at no additional compensation, in person or by telephone or telegram. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with Securities and Exchange Commission regulations, in sending this Proxy Statement, the Proxy and the 1997 Annual Report to the beneficial owners of its shares.

                         INFORMATION ABOUT THE COMPANY

     Further information regarding the Company is contained in the Company's Annual Report for the year ended December 31, 1997, a copy of which accompanies this Proxy Statement, and which is not part of the proxy soliciting material.

     The Company will furnish without charge additional copies of its Annual Report on Form 10-KSB for the year ended December 31, 1997 upon written request to the Secretary, Cycomm International Inc., 1420 Springhill Road, Suite 420, McLean, Virginia 22102.

                                          By Order of the Board of Directors

                                          Rick E. Mandrell, Secretary

McLean, Virginia
May 1, 1998

                           CYCOMM INTERNATIONAL INC.

            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- JUNE 5, 1998

     The undersigned hereby appoint(s) ALBERT I. HAWK and/or RICK MANDRELL and any one or more of them, with full power of substitution, to represent the undersigned and to vote all shares of the undersigned at the Annual Meeting of Stockholders of Cycomm International Inc., to be held at The Ritz Carlton, Tysons Corner, 1700 Tysons Boulevard, McLean, Virginia on June 5, 1998 at 10:00 a.m. (local time) and any adjournment thereof:

1.  Election of Albert I. Hawk, Rick E. Mandrell, Hubert R. Marleau and Thomas
P. Stafford as directors for one-year term expiring in 1999.

[ ]  FOR      [ ]  WITHHOLD AUTHORITY      To withhold authority to vote for the
                                           nominee, write the nominee's name in
                                           the space below:



                                           -------------------------------------

2.  Approval of selection of independent auditors for the 1998 fiscal year.

[ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3.  Any other business which may properly come before the meeting.

                                      THIS PROXY IS SOLICITED BY THE BOARD OF
                                      DIRECTORS AND WILL BE VOTED AS SPECIFIED.
                                      IF NO SPECIFICATIONS ARE MADE, THE PROXY
                                      WILL BE VOTED "FOR" 1 AND 2. IF YOU WISH
                                      TO VOTE IN ACCORDANCE WITH THE BOARD'S
                                      RECOMMENDATIONS, IT IS NOT NECESSARY TO
                                      MARK ANY BOXES; MERELY SIGN AND DATE ON
                                      THE LINES BELOW.

                                      DATED                               , 1998
                                            -----------------------------


                                      ------------------------------------------
                                                     (SIGNATURE)

                                      ------------------------------------------
                                      (SIGNATURE)

                                      Please sign as your name appears hereon.
                                      If shares are held jointly, all holders
                                      must sign. When signing as attorney,
                                      executor, administrator, trustee,
                                      guardian, etc., please give title as such.

                                      PLEASE MARK, SIGN, DATE AND RETURN THE
                                      PROXY CARD PROMPTLY USING THE ENCLOSED
                                      ENVELOPE.